UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		December 13, 2019

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 220, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 229-5151
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2019, the Compensation Committee (“Compensation Committee”) of the Board of Directors of NACCO Industries, Inc. approved an amended and restated version of The North American Coal Corporation Excess Retirement Plan (“Excess Plan”). The new version of the Excess Plan will effectuate the following changes:

•	Amends the definition of “Compensation” to exclude short-term incentive payments; and

•	Amends the definition of “Participant” to include employees in group Salary Grade 12.

Elizabeth I. Loveman, Vice President and Controller of NACCO Industries, Inc., has 7,940 shares of Class A Common stock subject to a ten-year transfer restriction period that were issued as compensation under various versions of the NACCO Industries, Inc. Amended and Restated Executive Long-Term Incentive Compensation Plan (“Long-Term Equity Plan”). The Long-Term Equity Plan provides that the Compensation Committee may determine any other shorter or longer restriction period in its sole and absolute discretion. On December 13, 2019, the Compensation Committee approved reducing the applicable ten-year restriction period on these 7,940 shares of Class A Common stock to a five-year transfer restriction period.

The foregoing description of the new version of the Excess Plan is qualified in its entirety by the full text of such new version, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

10.1	The North American Coal Corporation Excess Plan (Amended and Restated effective January 1, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 17, 2019		NACCO INDUSTRIES, INC.

		By:	/s/ Sarah E. Fry
		Name:	Sarah E. Fry
		Title:	Associate General Counsel and Assistant Secretary